Exhibit 10.7

VALIDITY AND PERFORMANCE GUARANTY

This VALIDITY AND PERFORMANCE GUARANTY (this “Agreement”) is made as of the 16th day of November, 2016, by and among                        (the “Investor”), NAC Global Technologies, Inc., a Nevada corporation (the “Issuer”), and __________, an individual (the “Principal”). Capitalized terms used and not otherwise defined herein that are defined in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated November 4, 2016, between the Company, NAC Drive Systems, Inc. and the Investor, shall have the meanings given to such terms in the Purchase Agreement.

W I T N E S S E T H

WHEREAS, the Principal is currently a member of the Board of Directors and an officer of the Issuer and has extensive familiarity with and primary responsibility for the management of the Issuer’s and its Subsidiary’s businesses;

WHEREAS, the Issuer and the Investor are parties to the Purchase Agreement; and capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Purchase Agreement;

WHEREAS, pursuant to the Purchase Agreement, the Issuer has agreed to sell and issue to the Secured Parties, and the Investor has agreed to purchase from the Company the NACD Common Shares, subject to the terms and conditions set forth therein;

WHEREAS, upon the filing and effectiveness of the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Company (the “Certificate of Designations” and the shares of Issuer preferred stock designated thereby, the “Series A Shares”) with the Secretary of State of the State of Nevada, and pursuant to Section 2.5 of the Purchase Agreement, the Investor shall automatically exchange the NACD Common Shares for a number of Series A Shares based on the Tranches funded as of the date of such exchange, and the Issuer shall to issue such Series A Shares in exchange for the NACD Common Shares;

WHEREAS, in the event that the filing of the Certificate of Designations with the Secretary of State of the State of Nevada has not occurred by December 9, 2016 (or in the event that the Issuer receives comments from the Commission, not later than December 30, 2016), then, the Issuer shall issue to the Investor, in lieu of Preferred Shares, 5% Senior Secured Convertible Promissory Note(s) (the “Notes”) due, subject to the terms therein, twelve (12) months from their date of issuance (containing substantially similar terms and conditions to those contained in the Certificate of Designations) in the aggregate subscription amount of the Tranches actually funded by the Investor as of such date in accordance with the purchase schedule set forth in Section 2.1 of the Purchase Agreement; and

WHEREAS, it is a condition precedent to the making of any further investments pursuant to the Purchase Agreement, that the Principal and the Issuer enter into this Agreement.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Investor, the Principal and the Issuer hereby agree as follows:

1.            Recitals. The parties hereto hereby acknowledge and agree that, to the best of their knowledge, the foregoing recitals are true and accurate in each and every respect.

2.            Assurances by Principal. The Principal hereby covenants and agrees for the benefit of the Investor that:

(a)        (i) the Principal will not intentionally or through conduct constituting gross negligence or willful misconduct, and (ii) the Issuer will not through intentional acts of the Principal or through conduct constituting gross negligence or willful misconduct by the Principal: (A) provide or cause to be provided to the Investor information material to the Collateral that is inaccurate or misleading in any material respect, (B) conceal or cause to be concealed from the Investor any information material to the Collateral, or (C) make any representation or warranty in connection with the Purchase Agreement or the Collateral that is false or misleading when made (or, if applicable, when reaffirmed under the Purchase Agreement) in any material respect and with respect to any such representation or warranty that does not concern any Collateral, might cause substantial harm to the Issuer or the Investor, or (D) fail or refuse to turn over any Collateral or proceeds thereof to the Investor as and when required by any Security Document or otherwise take any action that constitutes fraud or conversion in respect of the Collateral;

(b)         Each post-closing covenant set forth in Section 4.16 of the Purchase Agreement shall be duly complied with in a timely manner to Investor’s reasonable satisfaction.

(c)         If there occurs a (i) breach or violation of any of the obligations of the Principal in Section 2(a) above or (ii) failure to fulfill any covenant in Section 2(b) above, the Principal shall unconditionally, without set-off or deduction, indemnify, defend and hold the Investor harmless from any and all loss or damage (including, without limitation, reasonable attorneys’ fees and other reasonable expenses and costs) to the extent resulting from such breach or violation; provided, however, that the Principal’s aggregate liability hereunder shall not exceed the sum of $1,500,000 (or such lesser amount if such lesser amount remains outstanding under any outstanding Securities owned by the Investor), plus any and all attorneys’ reasonable fees and expenses payable by the Principal in accordance with Section 3(a) below. Absent manifest error, the Investor’s books and records shall be conclusive evidence of the amount of any such loss or damage and any related expenses or costs.

3.            Default; Waiver; Etc.

(a)          The Issuer agrees to pay all of the Investor’s reasonable attorneys’ fees and expenses relating to a default by the Principal or the Issuer under this Agreement. The Principal agrees to pay all of the Investor’s reasonable attorneys’ fees and expenses relating to a default by the Principal under this Agreement.

(b)         Neither the Investor’s entering into this Agreement, nor any failure or delay on the part of the Investor in exercising any right, power, or privilege under this Agreement, the Purchase Agreement, the NACD Common Shares (or as applicable subsequent to the exchange pursuant to Section 2.5 of the Purchase Agreement, the Preferred Shares or the Notes), or the Certificate of Designations, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

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4.            Term; Termination. Unless otherwise agreed to by both parties in writing, this Agreement shall remain in full force and effect until the repayment fifty percent (50%) of all the Secured Obligations as defined in that certain Security Agreement, dated as of the date hereof, by and among the Investor and the other parties there to (the “Security Agreement”),

5.            Entire Agreement. The Principal, the Issuer and the Investor acknowledge that this agreement and the Purchase Agreement represent the final agreement among the parties with respect to the specific subject matter hereof, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

6.            Waivers. No waiver or amendment shall be deemed to be made by the Investor of any of its rights hereunder, unless the same shall be in writing and signed by the Investor, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Investor or the obligations of the Issuer or the Principal in any other respect at any other time.

7.            Notices. Any and all notices hereunder shall be in writing and addressed to the party to be notified as set forth in the Purchase Agreement.

8.            CONSENT TO JURISDICTION; WAIVERS. EACH PARTY HEREBY AGREES, IN RESPECT OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, TO THE NON-EXCLUSIVE JURISDICTION OF ANY AND ALL LOCAL, STATE AND/OR FEDERAL COURTS SITTING IN THE STATE AND COUNTY OF NEW YORK, AND WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT. EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE INVESTOR. FURTHER, EACH PARTY AGREES, THAT IN ADDITIONAL TO ANY OTHER METHOD PROVIDED BY APPLICABLE LAW, SERVICE OF PROCESS OR ANY NOTICE OR ANY OTHER DOCUMENT SHALL CONSTITUTE GOOD AND VALID SERVICE IF SENT VIA GENERALLY RECOGNIZED OVERNIGHT COURIER, POSTAGE PREPAID, AND ADDRESSED TO THE ADDRESS SET FORTH AT THE AT THE END OF THIS AGREEMENT.

9.            Governing Law. This Agreement shall (irrespective of the place where it is executed and delivered) be governed, construed and controlled by and under the laws of the State of New York (without giving effect to principles of conflicts of laws).

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10.          Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns; provided, that neither the Issuer nor the Principal may assign any of their respective obligations hereunder without the Investor’s prior written consent.

11.          Captions. The Section titles utilized in this Agreement are for convenience only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

12.          Counterparts. This Agreement may be executed in any number of counterparts and by fax or email/.pdf signatures, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same binding agreement.

13.          Severability. In the event and to the extent that any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provisions of this Agreement, all of which shall remain fully enforceable as set forth herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Performance Guaranty as of the date first set forth above.

[Investor]

By:
Name:
Title:

NAC Global Technologies, Inc.

By:
Name:
Title:

Principal, individually

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